Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

(For Participant Use Only)

SUPERVALU INC.

Offer to Purchase

Any and All Outstanding

7.25% Hybrid Income Term Security Units (HITS™)

In the Form of Corporate Units (CUSIP 013104 20 3)

of

New Albertson’s, Inc.

for $25.22 in Cash per Corporate Unit

Pursuant to the Offer to Purchase dated October 23, 2006

THE OFFER TO PURCHASE (THE “OFFER”) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 20, 2006 (THE “EXPIRATION DATE”), UNLESS EXTENDED OR EARLIER TERMINATED. YOU MAY WITHDRAW CORPORATE UNITS THAT YOU TENDER AT ANY TIME BEFORE THE OFFER EXPIRES. IN ADDITION, YOU MAY WITHDRAW ANY TENDERED CORPORATE UNITS AFTER DECEMBER 19, 2006, IF SUPERVALU INC. HAS NOT ACCEPTED THEM FOR PURCHASE.

The Tender Agent for the Offer is:

U.S. Bank Trust National Association

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

If you desire to accept the Offer, this Letter of Transmittal should be completed, signed and submitted to

the Tender Agent as follows:

By Registered or Certified Mail:	By Hand:	By Courier:

U.S. Bank West Side Flats Operations Center EP MN-WS 2N 60 Livingston Ave. St Paul, MN 55107 Attention: Specialized Finance	U.S. Bank West Side Flats Operations Center 60 Livingston Ave. Bond Drop Window St Paul, MN 55107 Attention: Specialized Finance	U.S. Bank West Side Flats Operations Center 60 Livingston Ave. Bond Drop Window St Paul, MN 55107 Attention: Specialized Finance

By Facsimile:

Attention: Specialized Finance

(651) 495-8158

Confirm by Telephone:

(800) 934-6802

Delivery of this Letter of Transmittal to an address, or transmission of this Letter of Transmittal via facsimile, other than as set forth above, will not constitute a valid delivery. Please do not deliver this Letter of Transmittal or Corporate Units to anyone other than the Tender Agent.

IF YOU WISH TO TENDER CURRENTLY OUTSTANDING CORPORATE UNITS FOR $25.22 IN CASH PER CORPORATE UNIT PURSUANT TO THE OFFER, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) CORPORATE UNITS TO THE TENDER AGENT PRIOR TO THE EXPIRATION DATE.

“HITS” is a trademark of Banc of America Securities LLC.

Accompanying this Letter of Transmittal (the “Letter of Transmittal”) is the Offer to Purchase, dated October 23, 2006 (the “Offer to Purchase”), of SUPERVALU INC., a Delaware corporation (“SUPERVALU”), which together with this Letter of Transmittal, describes SUPERVALU’s offer (the “Offer”) to purchase for cash each validly tendered and accepted 7.25% Hybrid Income Term Security Unit (each, a “Unit” and collectively, the “Units”) in the form of a Corporate Unit (each, a “Corporate Unit” and collectively, the “Corporate Units”) of New Albertson’s, Inc., a Delaware corporation and a wholly owned subsidiary of SUPERVALU (“New Albertson’s”), at a purchase price (the “Purchase Price”) of $25.22 in cash per Corporate Unit. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

The Units consist of Corporate Units and Treasury Units. Each Corporate Unit consists of (1) a Purchase Contract that obligates the holder to purchase from New Albertson’s on May 16, 2007 newly-issued shares of SUPERVALU common stock at a purchase price of $25 (upon settlement of a Purchase Contract such holder shall also be entitled to receive a specified cash amount in accordance with the Settlement Rate then in effect) and (2) a 1/40, or 2.5%, ownership interest in one of New Albertson’s Senior Notes Due 2009 (the “Senior Notes”) with a principal amount of $1,000. SUPERVALU is only tendering for Corporate Units. SUPERVALU is not tendering for Treasury Units. If you hold Treasury Units and would like to tender them for purchase pursuant to the Offer, then before tendering, you must recreate Corporate Units from your Treasury Units. For further information, please see the section of the Offer to Purchase entitled “Questions and Answers About the Offer—May I participate in the Offer by tendering Treasury Units for purchase.”

SUPERVALU reserves the right, at any time or from time to time, to extend the Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time to which the Offer is extended. SUPERVALU shall give notice of any extension by giving written notice to the Tender Agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or date on which banks are authorized by law to close in the State of New York.

This Letter of Transmittal is to be used by a holder of Corporate Units if certificates representing Corporate Units are to be physically forwarded herewith to the Tender Agent. Delivery of Corporate Units to be made by book-entry transfer to the account maintained by the Tender Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Purchase in the section entitled “The Offer—Procedures for Tendering Corporate Units” shall be made by delivering an agent’s message (as defined in the Offer to Purchase) pursuant to DTC’s automated tender offer program in lieu of this Letter of Transmittal. By causing the Corporate Units to be credited to the Tender Agent’s account at DTC in accordance with DTC’s procedures for transfer, including the transmission by DTC of an agent’s message to the Tender Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Corporate Units, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Tender Agent. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE TENDER AGENT. PLEASE DO NOT DELIVER THIS LETTER OF TRANSMITTAL OR CORPORATE UNITS TO ANYONE OTHER THAN THE TENDER AGENT.

The term “holder” with respect to the Offer means any person in whose name Corporate Units are registered on the books of New Albertson’s, any other person(s) authorized to become registered holder(s) by endorsements or powers from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal or persons whose names appear on a DTC security position listing as a holder of Corporate Units. Holders who wish to tender their Corporate Units must complete this Letter of Transmittal in its entirety.

SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

1. The undersigned hereby tenders to SUPERVALU the Corporate Units described in the section entitled “Description of Corporate Units Tendered” pursuant to SUPERVALU’s offer to pay holders the Purchase Price for each Corporate Unit validly tendered and accepted, upon the terms and subject to the conditions contained in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal. Subject to and effective upon the acceptance for purchase of the number of Corporate Units tendered in accordance with this Letter of Transmittal, the undersigned hereby tenders, assigns and transfers to SUPERVALU all right, title and interest in and to the Corporate Units tendered for purchase hereby. The undersigned hereby irrevocably constitutes and appoints the Tender Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Tender Agent also acts as the agent of SUPERVALU and New Albertson’s in connection with the Offer) with respect to the tendered Corporate Units with full power of substitution to:

•	deliver such Corporate Units, or transfer ownership of such Corporate Units on the account books maintained by DTC, to SUPERVALU and deliver all accompanying evidences of transfer and authenticity, and

•	present such Corporate Units for transfer on the books of New Albertson’s and receive all benefits and otherwise exercise all rights of beneficial ownership of such Corporate Units,

all in accordance with the terms of the Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

2. THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, ASSIGN AND TRANSFER THE CORPORATE UNITS TENDERED HEREBY AND TO ACQUIRE THE PURCHASE PRICE ISSUABLE UPON THE TENDER OF SUCH TENDERED CORPORATE UNITS, AND THAT SUPERVALU WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACCEPTED FOR PURCHASE BY SUPERVALU.

3. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent, SUPERVALU or New Albertson’s to be necessary or desirable to complete the tender, assignment and transfer of the Corporate Units tendered hereby, including the transfer of such Corporate Units on the account books maintained by DTC.

4. For purposes of the Offer, SUPERVALU shall be deemed to have accepted for purchase validly tendered Corporate Units when, as and if SUPERVALU gives oral (promptly confirmed in writing) or written notice thereof to the Tender Agent. Any tendered Corporate Units that are not accepted for purchase pursuant to the Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

5. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

6. The undersigned acknowledges that the acceptance of properly tendered Corporate Units by SUPERVALU pursuant to the procedures described in the section of the Offer to Purchase entitled “The Offer—Procedures for Tendering Corporate Units” and in the instructions hereto will constitute a binding agreement between the undersigned and SUPERVALU upon the terms and subject to the conditions of the Offer.

7. Unless otherwise indicated under “Special Issuance Instructions,” please issue the Purchase Price for the purchase of the Corporate Units accepted for purchase, and return any Corporate Units not tendered or purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Purchase Price issued for the purchase of the Corporate Units accepted for purchase and any Corporate Units not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Purchase Price issued for the purchase of the Corporate Units accepted for purchase in the name(s) of, and return any Corporate Units not tendered or not purchased to, the person(s) so indicated. The undersigned recognizes that SUPERVALU and New Albertson’s have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Corporate Units from the name of the registered holder(s) thereof if SUPERVALU does not accept for purchase any of the Corporate Units tendered for purchase.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT, INNISFREE M&A INCORPORATED, TOLL FREE AT (877) 800-5186.

List below the Corporate Units to which this Letter of Transmittal relates. If the space below is inadequate, list the certificate numbers and number of units on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF CORPORATE UNITS TENDERED

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in Which the Corporate Units are Held (Please Fill In Blank)

Certificate Numbers*	Number of Corporate Units Tendered**	Number of Corporate Units Not Tendered**

Total Corporate

Units Tendered

*	Need not be completed by book-entry holders.
**	Unless otherwise specified, it will be assumed that the entire number of Corporate Units set forth above is being tendered.

METHOD OF DELIVERY

☐	Check here if tendered Corporate Units are enclosed herewith.

☐	Check here if tendered Corporate Units are being delivered by book-entry transfer made to an account maintained by the Tender Agent with DTC and complete the following (for use by eligible institutions only):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY (i) if Corporate Units in an amount not tendered, or the Purchase Price issued for Corporate Units accepted for purchase, are to be issued in the name of someone other than the undersigned, or (ii) if Corporate Units tendered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue Purchase Price and/or Corporate Units to:

Name:

(Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9)

Credit Unaccepted Corporate Units

Delivered by Book-Entry Transfer

to DTC Account Number

Set Forth Below:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY if Corporate Units in an amount not tendered, or the Purchase Price issued for Corporate Units accepted for purchase, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Purchase Price and/or Corporate Units to:

Name:

(Type or Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT

CORPORATE UNITS ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9)

(Signature(s) of Registered Holder(s) of Corporate Units):

Dated: ,	2006

(The above lines must be signed by the registered holder(s) of Corporate Units as the name(s) appear(s) on the Corporate Units, or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements or powers from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Corporate Units to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by SUPERVALU, submit evidence satisfactory to SUPERVALU of such person’s authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s):

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE (If Required by Instruction 5)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address, including zip code, of Eligible Institution)

(Telephone Number, including area code, of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Dated:	, 2006

COMPLETE ONLY IF APPLICABLE:

SOLICITING DEALER FORM

As described in the Offer to Purchase, SUPERVALU will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, a Retail Processing Fee (see Instruction 14) to designated soliciting dealers (as described in the Offer to Purchase) who solicit tenders from beneficial owners whose individual ownership is equal to or fewer than 10,000 Corporate Units.

This Soliciting Dealer Form must be completed and delivered to the Tender Agent in order to receive payment of the Retail Processing Fee, if eligible, regardless of the method of delivery selected for tendering Corporate Units, including through DTC’s automated tender offer program.

The above signed tendering holder of Corporate Units represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:

(Please Type or Print)

Verification	of Identity (VOI) Number:

Name	of Individual Broker:

Telephone	Number of Broker:

Address:

(Include Zip Code)

If Corporate Units specified in this Letter of Transmittal are held by the above signed as custodian, please complete the applicable Description of Corporate Units schedule included herein, listing each beneficial owner of such Corporate Units whose tender you have solicited. If the space provided is inadequate, attach a separate signed schedule using the same format. Any questions as to what constitutes beneficial ownership should be directed to DTC.

The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by SUPERVALU; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Security Dealers, Inc. (the “NASD”), it has agreed to conform to the NASD’s Rules of Fair Practice in making solicitations. See also Instruction 14.

RETAIL PROCESSING FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Name	of Firm:

(Please Type or Print)

Attention:

Address:

(Include Zip Code)

Telephone	Number:

Taxpayer	Identification or Social Security Number:

7.25% Hybrid Income Term Security Units

(CUSIP No. 013104 20 3)

List below the Corporate Units to which the Soliciting Dealer Form relates. If the space provided is inadequate, please list Corporate Units on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF CORPORATE UNITS

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and DTC Participant’s Account Number in which Corporate Units are held	VOI Number*	Total Number of Corporate Units Held**	Total Number of Corporate Units Tendered***

*	Participant’s Verification of Identity (VOI) Number.

**	Unless otherwise specified, it will be assumed that the entire number of Corporate Units set forth above is being tendered.

***	The Retail Processing Fee is only payable to designated soliciting dealers who solicit tenders from beneficial owners whose individual ownership is equal to or fewer than 10,000 Corporate Units (for further information, please see Instruction 14).

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Delivery of This Letter of Transmittal and Corporate Units or Book-Entry Confirmations

All physically delivered Corporate Units or any confirmation of a book-entry transfer to the Tender Agent’s account at DTC of Corporate Units tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) or agent’s message (as defined in the Offer to Purchase) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at its address as set forth herein prior to the Expiration Date.

The method of delivery of the tendered Corporate Units, this Letter of Transmittal and all other required documents to the Tender Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Tender Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Tender Agent before the Expiration Date. You should not send the Letter of Transmittal or Corporate Units to SUPERVALU, New Albertson’s, the Dealer Managers or the Information Agent.

2.	Guaranteed Delivery Procedures

Holders who wish to tender their Corporate Units and whose Corporate Units are not immediately available or who cannot deliver their Corporate Units, this Letter of Transmittal or any other documents required hereby to the Tender Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis and deliver an agent’s message (as defined in the Offer to Purchase), must tender their Corporate Units according to the guaranteed delivery procedures set forth in the Offer to Purchase. Pursuant to such procedures:

•	such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an “Eligible Institution”);

•	prior to the Expiration Date, the Tender Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Corporate Units, the registration number(s) of such Corporate Units and the total principal amount of Corporate Units tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the Equity Security Units in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Tender Agent; and

•	the certificates for all physically tendered Corporate Units, in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Tender Agent by Midnight, New York City time, within three New York Stock Exchange trading days following the Expiration Date.

Any holder of Corporate Units who wishes to tender Corporate Units pursuant to the guaranteed delivery procedures described above must ensure that the Tender Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Upon request of the Tender Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Corporate Units according to the guaranteed delivery procedures set forth above.

3.	Tender by Holder

Only a registered holder of Corporate Units may tender such Corporate Units in the Offer. Any beneficial owner of Corporate Units who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on its behalf or to deliver an agent’s message (as defined in the Offer to Purchase) on its behalf pursuant to DTC’s automated tender offer program.

4.	Partial Tenders

If fewer than all of the Corporate Units are tendered, the tendering holder should fill in the number of Corporate Units tendered in the second column of the section entitled “Description of the Corporate Units Tendered” above. The entire number of Corporate Units delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of Corporate Units is not tendered, then the Purchase Price for the number of Corporate Units tendered will be sent to the holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Corporate Units are accepted for purchase.

5.	Signatures on this Letter of Transmittal; Powers and Endorsements; Guarantee of Signatures

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Corporate Units tendered hereby, the signature must correspond with the name(s) as written on the face of the Corporate Units in every particular, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a DTC participant, the signature must correspond with the name as it appears on the security position listing as the holder of the Corporate Units. If the Corporate Units to be tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal (or facsimile hereof).

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Corporate Units listed, such Corporate Units must be endorsed or accompanied by appropriate powers, in each case signed as the name of the registered holder or holders appears on the Corporate Units.

If this Letter of Transmittal (or facsimile hereof) or any Corporate Units or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by SUPERVALU, evidence satisfactory to SUPERVALU of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Corporate Units or signatures on powers required by this Instruction 5, must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to SUPERVALU.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Corporate Units tendered herein (or by a DTC participant whose name appears on a security position listing as the owner of the tendered Corporate Units) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Corporate Units are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution that is a member of or participates in the Security Transfer Agent Medallion Program or such other signature guarantee program as may be acceptable to SUPERVALU.

6.	Special Issuance and Delivery Instructions

Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Corporate Units not accepted for purchase, or the Purchase Price issued for Corporate Units accepted for purchase, are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be included.

7.	Transfer Taxes

SUPERVALU will pay all transfer taxes, if any, applicable to the purchase of Corporate Units pursuant to the Offer. If, however, Corporate Units not accepted for purchase are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Corporate Units tendered hereby, or if tendered Corporate Units are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Corporate Units pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CORPORATE UNITS LISTED IN THIS LETTER OF TRANSMITTAL.

8.	Backup U.S. Federal Income Tax Withholding and Substitute Form W-9

Under the U.S. federal income tax laws, payments that may be made by SUPERVALU on account of the Purchase Price issued pursuant to the Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the attached Substitute Form W-9 and either:

(1)	provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. Person, including a U.S. resident alien, and that:

•	the holder has not been notified by the U.S. Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the IRS has notified the holder that the holder is no longer subject to backup withholding; or

(2)	establish another adequate basis for exemption from backup withholding.

If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, SUPERVALU will retain 28% of payments made to the tendering holder during the 60-day period following the date the Substitute Form W-9 is received by the Tender Agent. If the holder furnishes the holder’s TIN within such 60-day period, SUPERVALU will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Tender Agent or SUPERVALU with the holder’s TIN within such 60-day period, SUPERVALU will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the Tender Agent of SUPERVALU is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements if such holders complete the Substitute Form W-9 to establish their exemption. Generally, in order for a non-U.S. individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalty of perjury, attesting to that individual’s foreign status. Such statements can be obtained from the Tender Agent.

Failure to complete the Substitute Form W-9, or in the case of a non-U.S. individual the Form W-8BEN, will not, by itself, cause Corporate Units to be deemed invalidly tendered, but may require SUPERVALU to withhold 28% of the amount of any payments made on account of the Purchase Price. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained from the IRS.

See the attached, “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

9.	Validity of Tenders

SUPERVALU will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Corporate Units. SUPERVALU reserves the absolute right to reject any and all Corporate Units not properly tendered or any Corporate Units the acceptance for purchase of which may, in the opinion of SUPERVALU’s counsel, be unlawful. SUPERVALU also reserves the right to waive any defects, irregularities or conditions of tender of any particular Corporate Units either before or after the Expiration Date. The interpretation of the terms and conditions by SUPERVALU of the Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Corporate Units must be cured within such time SUPERVALU shall determine. Neither SUPERVALU, the Tender Agent, nor any other person shall have any duty or will incur any liability for failure to notify a holder of defects or irregularities. Tenders of Corporate Units will not be considered to have been made until any defects or irregularities have been cured or waived.

Any Corporate Units received by the Tender Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Tender Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.	Waiver of Conditions

Except for the nonwaivable conditions set forth in the section of the Offer to Purchase entitled “The Offer—Conditions to the Offer,” SUPERVALU reserves the absolute right to waive, in whole or part, any of the conditions to the Offer set forth in the Offer to Purchase or in this Letter of Transmittal.

11.	No Conditional Tender

No alternative, conditional, irregular or contingent tender of Corporate Units or transmittal of this Letter of Transmittal will be accepted.

12.	Mutilated, Lost, Stolen or Destroyed Corporate Units

Any holder whose Corporate Units have been mutilated, lost, stolen or destroyed should contact the Tender Agent at the address indicated above for further instructions.

13.	Request for Assistance or Additional Copies

Requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent, Innisfree M&A Incorporated, toll-free at (877) 800-5186. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

14.	Retail Processing Fee Instruction

Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, SUPERVALU will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is equal to or fewer than 10,000 Corporate Units, a fee (the “Retail Processing Fee”) equal to $0.0625 per Corporate Unit for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The Soliciting Dealer Form should be completed to designate a soliciting dealer. SUPERVALU shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving the Retail Processing Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide tenders). No person may receive the Retail Processing Fee unless such person is (i) a broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, that is a member of any national securities exchange or of the NASD, (ii) a foreign broker or dealer not eligible for membership in the NASD that agrees to conform to the NASD’s Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal.

15.	Withdrawal

Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the section of the Offer to Purchase entitled “The Offer—Withdrawals of Tenders.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE CORPORATE UNITS DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE TENDER AGENT PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Name

Business Name

Please check appropriate box:

☐        Individual/Sole Proprietor

☐        Partnership

☐        Corporation

☐        Other

Address

City, State, Zip Code

Part I — Social Security Number OR Employer Identification Number

(If awaiting TIN, write “Applied For”)

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐

Certification — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. Person (including a U.S. Resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

SIGNATURE:

DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.

SIGNATURE:

DATE:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:	Give NAME and SOCIAL SECURITY number (SSN) of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4. (a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

(b) So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5. Sole proprietorship or single-owner LLC	The owner[3]

For this type of account:	Give NAME and EMPLOYER IDENTIFICATION Number (EIN) of:
6. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)[4]

7. Corporation or LLC electing corporate status under Form 8832	The corporation

8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9. Partnership	The partnership

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).
[4]	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

In some cases, individuals who become U.S. resident aliens for tax purposes are not eligible to obtain a Social Security Number (“SSN”). This includes certain resident aliens who must receive information returns but who cannot obtain an SSN. These individuals must apply for an Individual Taxpayer Identification Number (“ITIN”) on Form W-7, Application for IRS Individual Taxpayer Identification Number, unless they have an application pending for an SSN. Individuals who have an ITIN must provide it on Form W-9.

To complete the Substitute Form W-9, if you do not have a TIN, write “Applied For” in the space for the taxpayer identification number, sign and date the Form, and give it to the requester. Notwithstanding that you comply with the foregoing, the Tender Agent will withhold federal income tax on any purchase price and any accrued and unpaid interest paid to you or other payee with respect to the Corporate Units prior to the time a properly certified TIN is provided to the Tender Agent.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A of the Internal Revenue Code of 1986, as amended, are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends and payments by certain fishing boat operators.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under such sections.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notices

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee that does not furnish a TIN to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

The Tender Agent for the Offer is:

U.S. Bank Trust National Association

BY REGISTERED OR CERTIFIED MAIL:	BY HAND:	BY COURIER:

U.S. Bank West Side Flats Operations Center EP MN-WS 2N 60 Livingston Ave. St Paul, MN 55107 Attention: Specialized Finance	U.S. Bank West Side Flats Operations Center 60 Livingston Ave. Bond Drop Window St Paul, MN 55107 Attention: Specialized Finance	U.S. Bank West Side Flats Operations Center 60 Livingston Ave. Bond Drop Window St Paul, MN 55107 Attention: Specialized Finance

BY FACSIMILE:

Attention: Specialized Finance

(651) 495-8158

CONFIRM BY TELEPHONE:

(800) 934-6802

The Information Agent for the Offer is:

501 Madison Avenue

20th Floor

New York, NY 10022

Banks and Brokers, Call Collect:

(212) 750-5833

All Others Call Toll Free:

(877) 800-5186

The Dealer Managers for the Offer are:

Merrill Lynch & Co. World Financial Center North Tower New York, NY 10080 Attn: Liability Management Group Call Toll-Free: (888) 654-8637 or Call: (212) 449-4914 (collect)	Banc of America Securities LLC 9 West 57th Street New York, NY 10019 Attn: Liability Management Group Call Toll-Free: (800) 654-1666 or Call: (212) 583-8206 (collect)	Credit Suisse Liability Management Group 11 Madison Avenue New York, NY 10010 Call Toll-Free: (800) 820-1653 or Call: (212) 325-2547 (collect)

Additional copies of this Offer to Purchase, the Letter of Transmittal or other Offer materials may be obtained from the Information Agent and will be furnished at our expense. Questions and requests for assistance or additional copies hereof or the Letter of Transmittal should be directed to the Information Agent.

Questions and requests for information regarding the terms of the Offer should be directed to the Dealer Managers.